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                                  Pfizer, Inc.
              -----------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                              Pharmacia Corporation
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                              PHARMACIA CORPORATION
                       MEDIA REPORT - TUESDAY 23 JULY 2002

Contents

CORPORATE
PFIZER TABLES BID FOR PHARMACIA
Sverige-Nytt/Swedish Digest, 22 July 2002
PHARMACIA EXPECTED TO REPORT MUSD 686 PROFIT IN SECOND QUARTER
Reuters Ekonominytt, 22 July 2002

CORPORATE
PFIZER TABLES BID FOR PHARMACIA
Sverige-Nytt/Swedish Digest, 2002-07-22

Pfizer is to buy Pharmacia for 60 billion dollars. The acquisition will be paid for in shares, and the bid represents a premium of 44 percent to Pharmacia shareholders.

"Pharmacia was actually not for sale, but when you get an offer as good as this, the shareholders must get the chance to have their say", says Hakan Astrom, who serves on the group's executive management and is President of Pharmacia AB.

Swedish ownership in the new Pfizer will be less than one percent. It is too early to say how the deal will affect operations on Sweden.

"We have, after all, tremendously unique businesses in Sweden, above all on the production side; for example Nicorette, the biotechnology operation in Strangnas and our major investment in Uppsala. These will probably continue to play an important part in the new company", says Astrom.

Hakan Mandahl, Vice President of the Swedish Association of the Pharmaceutical Industry, believes that this definitively signals the end of Pharmacia's research in Sweden. According to Hakan Astrom, on the other hand, the research conducted in Sweden is specialized and needed. (TT)

PHARMACIA EXPECTED TO REPORT MUSD 686 PROFIT IN SECOND QUARTER
Reuters Ekonominytt, 22 July  2002

Pharmacia is predicted to report a profit of 686 million dollars before tax in the year's second quarter. In the full year, Pharmacia is expected to report a profit of 2,670 million dollars. Sales in the second quarter are expected to total 3,559 million dollars, and 14,245 million dollars in the full year. On 15 July, Pfizer tabled a bid for Pharmacia, a deal that is expected to be valued at 53 million dollars. According to analysts, the focus ahead of the report on the merger between Pfizer and Pharmacia is on the growth in sales, in particular, of the product Celebrex, which is used to treat rheumatism.

They are also looking forward to news on the launch of Bextra, and how it went. Sales of Celebra are forecast at 744 million dollars with sales of Bextra predicted at 92 million dollars.

"Of course, the focus is on what is happening in the Pfizer merger. "but (another) focus (is) on the usual things, such as the Cox 2-platform and whether they have managed to get Bextra out in the USA on time", says an analyst.

                         Annika Thofelt, 063 - 19 36 42
                           annika.thofelt@observer.se

(C) Copyright, Observer Sverige AB
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                              SAFE HARBOR STATEMENT

Certain statements contained in this document are "forward-looking statements" provided under the "safe harbor" protection of the Private Securities Litigation Reform Act of 1995. These statements are made to enable a better understanding of the Company's business, but because these forward-looking statements are subject to many risks, uncertainties, future developments and changes over time, actual results may differ materially from those expressed or implied by such forward-looking statements. Examples of forward-looking statements are statements about anticipated financial or operating results, financial projections, business prospects, future product performance, future research and development results, anticipated regulatory filings and approvals, and other matters that are not historical facts. Such statements often include words such as: "believes", "expects", "anticipates", "intends", "plans", "estimates", or similar expressions.

These forward-looking statements are based on the information that was currently available to the Company, and the expectations and assumptions that were deemed reasonable by the Company, at the time when the statements were made. The Company does not undertake any obligation to update any forward-looking statements in any communications of the Company, whether as a result of new information, future events, changed assumptions or otherwise, and all such forward-looking statements should be read as of the time when the statements were made, and with the recognition that these forward-looking statements may not be complete or accurate at a later date.

Many factors may cause or contribute to actual results or events being materially different from those expressed or implied by such forward-looking statements. Although it is not possible to predict or identify all such factors, they may include the following: competition for our products; pharmaceutical pricing, price constraints and other restrictions on the marketing of products imposed by governmental agencies or by managed care groups, institutions and other purchasing agencies; product discovery and approval; product recalls or withdrawals; manufacturing quality issues with respect to our products; compliance with Current Good Manufacturing Practices and other quality assurance guidelines; the company's ability to secure and defend its intellectual property rights; product liability claims, antitrust litigation, environmental concerns, and commercial disputes; social, legal, political and governmental developments; changes in foreign currency exchange rates or in general economic or business conditions including inflation and interest rates; acquisitions, divestitures, mergers, restructurings or strategic initiatives that change the Company's structure; business combinations among the Company's competitors and major customers; changes to accounting standards or GAAP.

Readers are also urged to carefully review and consider the disclosures in Pharmacia's various SEC filings, including but not limited to Pharmacia's Annual Report on Form 10-K for the year ended December 31, 2001, and Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2002.
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This release may be deemed to be solicitation material in respect of Pfizer's proposed merger with Pharmacia. Pfizer will be filing a registration statement on Form S-4, containing a joint proxy statement/prospectus for Pfizer and Pharmacia, and other documents with the Securities and Exchange Commission ("SEC"). INVESTORS AND SECURITYHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT CONTAINING THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and securityholders will be able to receive the registration statement containing the joint proxy statement/prospectus and other documents free of charge at the SEC's web site, www.sec.gov or from Pharmacia Investor Relations at 100 Route 206 North, Peapack, New Jersey 07977. Pharmacia and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the interests of Pharmacia's directors and executive officers in the proposed merger will be included in the final joint proxy statement/prospectus.